Company Overview NASDAQ: AVEO FEBRUARY 27, 2013 1 EXHIBIT 99.1

Forward-Looking Statements
2
This presentation contains forward-looking statements that involve substantial risks and uncertainties.  All statements, other than statements of historical facts, contained in this presentation, are forward-looking statements. The words
“anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “target,” “potential,” “will,” “would,”
“could,” “should,” “continue,” “contemplate,” or the negative of these terms or other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements include, among others, statements about: the planned development, commercialization and manufacturing plans, timelines and strategies for tivozanib; the potential therapeutic advantages and benefits of tivozanib;
the timing and results of our ongoing and planned preclinical studies and clinical trials; the potential benefits of our strategic partnership agreements, including our agreement with Astellas; our plans to leverage our Human Response
Platform™ to inform clinical development; our intellectual property position and strategies; the expected RCC market and potential of tivozanib to obtain regulatory approval and enter this market; our anticipated plans for success in the oncology markets; the anticipated dates for the FDA’s ODAC meeting to review our NDA  for tivozanib and the completion of the
FDA’s review of the NDA; and AVEO having sufficient capital to fund its operations into the second quarter of 2014 and our estimates for 2013 expected year end cash balance.
Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements that we make due to a number of important factors, including risks and uncertainties inherent in pharmaceutical research and development, such as those related to:  our ability to successfully develop, test and gain approval of our product candidates, including regulatory approval of tivozanib to treat advanced renal cell cancer; potential delays in the initiation of other clinical trials of tivozanib; our ability to obtain, maintain and enforce intellectual property rights; competition; our dependence on our alliance partners and other third parties; our ability to obtain necessary financing; adverse economic conditions; and other risk factors discussed in the “Risk Factors” and elsewhere in our
Current Report on Form 8-K  that was filed with the Securities and Exchange Commission  (“SEC”) on January 16, 2013,
and other periodic filings we make with the SEC. All forward-looking statements contained in this presentation speak only as of the date hereof, and we undertake no obligation to update any of these statements, except as required by law.

Investment Thesis
3
• Tivozanib in development for multiple
cancer indications
– Successful TIVO-1 trial in 1 -line RCC
– Target PDUFA date in July 2013
– World-class partnership with Astellas
– BATON Phase 2 studies in CRC & BC
• Human Response Platform ™
supporting discovery and clinical
development
• Significant commercial rights to all
oncology programs
• Capital into 2Q 2014
Founded: 2002
HQ:    Cambridge, MA
Employees:    ~220
NASDAQ: AVEO
st
Tivozanib is an investigational compound and it has not received regulatory approval for sale.

Anticipated Approval of Tivozanib 4

Basic Criteria for Approval of New Anticancer Drug
•
Positive outcome in adequate and well-controlled trials
– Phase 3 TIVO-1 trial: superiority over sorafenib on primary endpoint of PFS
• Median PFS (mos): 11.9 vs 9.1 in ITT; 12.7 vs 9.1 in treatment-naïve subpopulation
– Phase 2 randomized discontinuation study: superiority over placebo
February 26, 2013 5
TIVO-1 Study
Sunitinib
Pazopanib
Phase 3 Study
COMPARZ Study 5
Phase 3 Study
Standard Dose 4
Novel Dose 4
COMPARZ Study 5
12.7 months
9.1 months
11.1 months
8.4 months
11 months
8.5 months
7 months
9.5 months
0
2 10 4 6 8 12
PFS in Treatment Naïve RCC Patients
0 2 10 4 6 8 12
0 2 10 4 6 8 12
Tivozanib
Sorafenib
2
3
1. Motzer et al, ASCO 2012
2. Votrient PI.
3. Sutent PI
4. Motzer, et al. 2011 ASCO GU Symposium, Abstract 308. Standard
dose (4/2), novel dose (continuous).
5. Motzer, et al. 2012 ESMO Congress, Abstract LBA8
1

Treatment Emergent Hypertension
% of patients
tivozanib
sorafenib
44
34
25
17
All Grades
Grades 3/4

Other Common Treatment Emergent AEs (Grades 3/4)
% of patients
tivozanib
sorafenib
2
17
2
6
5
4
Hand-Foot Syndrome
Diarrhea
Fatigue

Dose Adjustments
% of Patients
tivozanib
sorafenib
12
43
18
35
4
5
Dose Reductions*
Dose Interruptions*
Discontinuations**

Motzer, et al., ASCO 2012

*Due to AE's
**Due to treatment-related AE's

Basic Criteria for Approval of New Anticancer Drug
•
Positive outcome in adequate and well-controlled trials
– Phase 3 TIVO-1 trial: superiority over sorafenib on primary endpoint of PFS
• Median PFS (mos): 11.9 vs 9.1 in ITT; 12.7 vs 9.1 in treatment-naïve subpopulation
– Phase 2 randomized discontinuation study: superiority over placebo
6
•
Acceptable safety profile
– >1,000 subjects treated with tivozanib
– Lower rates than sorafenib for common adverse events  and dose modifications
– Rate of fatal AEs consistent with reports from past pivotal RCC trials

Basic Criteria for Approval of New Anticancer Drug
•
Positive outcome in adequate and well-controlled trials
– Phase 3 TIVO-1 trial: superiority over sorafenib on primary endpoint of PFS
• Median PFS (mos): 11.9 vs 9.1 in ITT; 12.7 vs 9.1 in treatment-naïve subpopulation
– Phase 2 randomized discontinuation study: superiority over placebo
February 26, 2013 7
•
Acceptable safety profile
– >1,000 subjects treated with tivozanib
– Lower rates than sorafenib for common adverse events  and dose modifications
– Rate of fatal AEs consistent with reports from past pivotal RCC trials
•
Established dose and regimen
– Multiple studies conducted using 1.5 mg/d for 21 days, repeating every 28 days

Basic Criteria for Approval of New Anticancer Drug
•
Positive outcome in adequate and well-controlled trials
– Phase 3 TIVO-1 trial: superiority over sorafenib on primary endpoint of PFS
• Median PFS (mos): 11.9 vs 9.1 in ITT; 12.7 vs 9.1 in treatment-naïve subpopulation
– Phase 2 randomized discontinuation study: superiority over placebo
8
•
Acceptable safety profile
– >1,000 subjects treated with tivozanib
– Lower rates than sorafenib for common adverse events  and dose modifications
– Rate of fatal AEs consistent with reports from past pivotal RCC trials
•
Established dose and regimen
– Multiple studies conducted using 1.5 mg/d for 21 days, repeating every 28 days
•
Favorable benefit-risk profile

100
80
60
40
20
0
% survival
Median OS, months (95% CI)
HR
P value
Tivozanib arm
28.8 mos (22.5–NR)
1.25
0.105
Control arm
29.3 mos (29.3–NR)
0
2
4
6
8
10
12
14
16
18
20
22
24
26
28
30
32
Time (months)

Final Overall Survival Results in TIVO-1
• PFS is accepted registration endpoint in advanced RCC
• OS is secondary endpoint in TIVO-1; results not statistically significant
February 26, 2013 9
*Final OS analysis conducted, per protocol, at two years following last patient enrolled (August 2012);
presented at 2013 ASCO GU, abstract #350.
0.4% 8.3% 21% 37% 48% 57% 61% 58%
% of control arm
pts crossed
over to
tivozanib
15% 28% 43% 53% 59% 67%
100%

Randomized to tivozanib arm (n=260)

Still on randomized treatment
27%
(n=71)
Discontinued initial therapy
73%
(n=189)
64%
18%
10%
8%
VEGF (n=18)
mTOR (n=16)
No therapy (n=121)
Other* (n=34)

Randomized to sorafenib arm (n=257)

Still on randomized treatment
12%
(n=31)
Discontinued initial therapy
88%
(n=226)
3%
26%
70%
(156 of 158 patients received tivozanib)
2%
VEGF (n=158)
mTOR (n=4)
No therapy (n=58)
Other* (n=6)

Use of Next-Line Treatments 10 *Other includes radiotherapy, cytokine or other therapy

% survival
Time (months)
Tivozanib arm
Control arm

	Median OS (95% CI)	HR	*P* value	2-year survival, %
Tivozanib arm	NR	0.503	0.195	73 (54–91)
Control arm	NR			60 (37–83)

Randomized to tivozanib arm (n=22)
Still on randomized treatment
32% (n=7)
Discontinued initial therapy 68% (n=15)
40%
13%
13%
33%
VEGF (n=5)
mTOR (n=2)
No therapy (n=2)
Other* (n=6)

Randomized to sorafenib arm (n=18)
Still on randomized treatment
6% (n=1)
Discontinued initial therapy 94% (n=17)
0%
18%
65%
18%
VEGF (n=11)
mTOR (n=3)
No therapy (n=3)
Other* (n=0)
10 of 11 patients received tivozanib

OS in Patients from North America/Western Europe (n=40): Pre-specified Subpopulation Analysis 11

Regulatory Status of Tivozanib in Advanced RCC • NDA accepted for filing November 2012 • ODAC review of tivozanib NDA scheduled for May 2, 2013 • Target PDUFA action date set for July 28, 2013 12

Addressing Medical Need in RCC 13

Global RCC Sales Estimates for 12
Months Ending 9-30-12
RCC is Large and Growing Market
• Global RCC sales grew 17% from MAT
Sep11 to MAT Sep12
• US growth of 33% in same period
• Growth drivers include
• Expanded treatment options
• Price increases (US)
• Population growth
• Increase in incidence
14
MAT = Moving Annual Total
ASIA ROW
$2.2B
$1.9B
MAT Sept 11 MAT Sept 12
0
500
$1,000
$1,500
$2,000
$2,500
EU US
Sources: US Wolters Kluwer / Ex-US IMS Health  -  All adjusted for estimated % of sales for
RCC per IMS. Ex-US adjustment factor triangulated with Decision Resources product sales estimates for 2011. Sorafenib adjusted for IMS and WK data capture based on reported sales

TORISEL
(temsirolimus) injection
SUTENT
sunitinib malate
Nexavar
(sorafenib) tablets
Votrient
pazopanib
AVASTIN
bevacizumab
Global RCC Sales

Toxicities Impact Daily Living
Development of 1
st
-Line RCC Therapies
15
1.  Motzer et al, ASCO 2012.
2. Sutent prescribing information revised 05.2011.
3. Motzer R, et al. Presented at ESMO 2012 (abstr LBA 8). .
2013
2005 2006 2007 2008 2009 2010 2011 2012
No
Targeted
Therapies
Targeted Therapies Approved: Focus on Efficacy
• >50% of patients taking sorafenib
1
experienced hand-foot syndrome
• >50% of patients taking sunitinib
2
or pazopanib
3
experienced fatigue
• >50% of patients taking sunitinib
2
or pazopanib
3
experienced diarrhea

Patient Perspectives on Toxicities: 272 Patient KCA Survey
Reference: Wong MKK, Mohamed AF, Hauber AB, et al. Selecting renal cell carcinoma therapy:
Ranking of patient perspective on toxicities. J Clin Oncol 30, 2012 (suppl; abstr 4608).
Patients report stomach problems, fatigue, mouth sores and
hand-foot syndrome as most troublesome side effects
16
10
8
6
4
2
0
PFS Stomach
Problems
Fatigue
Relative Importance for RCC Therapies
Mouth Sores Hand-Foot
Syndrome
(10=most important)

2012 was transformational year for 1  -line RCC: EFFICACY
Today, 1  -Line RCC Market in Flux
•
TIVO-1
data demonstrate tivozanib is only agent with >1 yr of PFS in treatment-naïve patients and safety profile distinguished from other agents
•
COMPARZ
data showed pazopanib PFS non-inferior to sunitinib
• Median PFS (mos) of 8.4 vs 9.5
•
AGILE 1051
results report axitinib did not meet PFS superiority endpoint compared to sorafenib in 1  -line
• Median PFS (mos) of 10.1 vs 6.5
17
February 26, 2013
1. Motzer R et al., ASCO 2012.
2. Motzer R, et al., ESMO 2012 (abstr LBA 8).
3. Hutson T, et al., ASCO GU 2013  (abstr LBA 348).
st
3
2
1
st
st

2012 was transformational year for 1 -line RCC: TOLERABILITY
Today, 1  -Line RCC Market in Flux
•
TIVO-1
data
demonstrate low rates of dose reductions (12%) and interruptions
(18%) with tivozanib
• Safety profile distinguished from other agents
•
COMPARZ
data showed pazopanib PFS non-inferior to sunitinib
• >40% and >60% dose reductions and interruptions by both agents, respectively
•
PISCES
data reinforce tolerability matters
• 70% of patients preferred pazopanib over sunitinib
• 61% of physicians preferred pazopanib over sunitinib
•
TAURUS
Phase 2 study initiated evaluating patient preference for tivozanib vs sunitinib
• Randomized, double-blind cross-over study in 160 patients in US and Europe
• Data anticipated in 2014
18
February 26, 2013
1. Motzer et al, ASCO 2012.
2. Motzer R, et al. Presented at ESMO 2012 (abstr LBA 8). .
3. Escudier B et al, J Clin Oncol 30, 2012 (suppl; abstr CRA4502)
3
2
1
st
st

SUTENT
sunitinib malate
Votrient
pazopanib
TIVO-1
TAURUS
Global RCC Sales

Future Focuses on Efficacy and Tolerability
Targeted Therapies Approved: Focus on Efficacy
19
PISCES
COMPARZ
2005
2006 2007 2008 2009 2010 2011 2012 2014 2013
New Data:
Focus on Efficacy AND Tolerability
• Patient tolerability
• Safety profile
• Minimal dose modifications
• Convenient dose and regimen
*Data from TAURUS trial anticipated 2014

Launch Plan in RCC 20 20

Key Pre-Launch Commercial Objectives
•
Customer targeting plan for launch
21
RCC Decile Customers
Estimated
Annual RCC
Patients per
Customer
Total FTEs
10 (10%)
16
86.4 3.8
9 (20%)
49 28.0
5.1
8 (30%) 83 17.0 5.2
7 (40%) 126 11.6 6.7
6 (50%) 181 8.2 8.8
5 (60%)
260
5.8 10.3
4 (70%)
374 4.0
13.2
3 (80%) 543 2.8 16.3
2a (85%) 375 2.0 11.3
2b (90%) 493 1.5 14.8
1a (95%)
723
1.0 21.7
1b (100%)
2,235 0.3
67.1
Analysis supports
~80 Sales Reps
can cover top 85%
customers

Key Pre-Launch Commercial Objectives
•
Customer targeting plan for launch
•
Optimize brand platform and positioning
– Distinct global positioning and differentiated messaging for launch
22
Efficacy: PFS >1 year in
treatment -naïve patients
Safety: Low rates of dose
reductions and interruptions
Dosing: One capsule, once
a day / 3wks on & 1 wk off
Selective inhibition
of VEGFR 1,2,3
Long half-life
Potent inhibition
of VEGFR 1,2,3

Key Pre-Launch Commercial Objectives
•
Customer targeting plan for launch
•
Optimize brand platform and positioning
– Distinct global positioning and differentiated messaging for launch
•
Increase awareness of clinical unmet needs in RCC
– Highlight challenges of disease and emphasize importance of communication around patient concerns
23

HEALTHCARE PROFESSIONAL SIDE
PATIENT/CAREGIVER SIDE
RCC
ANOTHER SIDE OF RCC
DISEASE OVERVIEW
THERAPY CONSIDERATIONS
COMMUNICATION TIPS
PHYSICIAN'S SIDE
NURSE'S SIDE
Approaching RCC From a Different Perspective
There's More Than One Side to Every Story
With recent advances in treatment, renal cell carcinoma (RCC) has seen significant improvements in patient outcomes.[1] Unmet needs still exist and their effects can be pervasive.[1-4]
Together, AVEO and Astellas want to help advance the conversation in RCC—not only the discussion around unmet needs, but also the dialogue that you have with your patients about RCC and the challenges of therapy. There may still be opportunities to help improve patient care.[7] AVEO and Astellas are dedicated to addressing unmet needs in RCC.
Therapy Considerations >
Another Side of the Conversation
The Side the Nurse Hears
The Side the Physician Hears

Key Pre-Launch Commercial Objectives 24

•
Customer targeting plan for launch
•
Optimize brand platform and positioning
– Distinct global positioning and differentiated messaging for launch
•
Increase awareness of clinical unmet needs in RCC
– Highlight challenges of disease and emphasize importance of communication around patient concerns
•
Optimize patient access offerings
– Patient services programs
– Best-in-class reimbursement support
Key Pre-Launch Commercial Objectives
25
Commercial
Insurance
61%
Medicare
26%
Medicaid
6%
Uninsured
7%

Key Pre-Launch Commercial Objectives
•
Refine understanding of RCC marketplace and opportunity for tivozanib
– Comprehensive advisory board and market research plan
– Customer targeting plan for launch
•
Optimize brand platform and positioning
– Distinct global positioning and differentiated messaging for launch
•
Increase awareness of clinical unmet needs in RCC
– Highlight challenges of disease and emphasize importance of communication around patient concerns
•
Optimize patient access offerings
– Patient services programs
– Best-in-class reimbursement support
•
Ensure launch readiness
– Finalize distribution capabilities
– Establish sales force infrastructure
26
Sales Force Structure
Vice President, U.S. Sales
Brad Bailey, AVEO
Hired 3Q12
Area Directors
1Q13
Regional Managers
1Q13
Sales Specialists
Post ODAC

Looking beyond RCC 27

BATON: Biomarker Assessment of Tivozanib in ONcology
• Phase 2 in 1
st
-line metastatic
colorectal cancer (n=252)
• Tivozanib + mFOLFOX6
vs bevacizumab + mFOLFOX6
• Primary endpoint: PFS
• Assess predictive biomarkers
• LDH; hypoxia-inducible factor
signature; VEGF A, C and D levels;
myeloid-specific markers (CD68)
• Data anticipated in 2014
• Phase 2 in 1
st
-line in metastatic triple
negative breast cancer (n=147)
• Tivozanib + paclitaxel vs placebo +
paclitaxel
• Primary endpoint: PFS
• Assess predictive biomarkers
• Hypoxia-inducible factor signature,
VEGF-A, VEGF-C, soluble VEGFR-1 and
-2; myeloid-specific markers (CD68)
• Data anticipated in 2014
28
Biomarker Driven Approach to Tivozanib Development

AVEO Investment Thesis
•
Tivozanib approval anticipated in 2013
– ODAC panel to be held May 2, 2013
– Target PDUFA action date of July 28, 2013
– MAA led by Astellas; anticipated submission in 2H13
•
BATON studies
ongoing
•
Human Response Platform
TM
supporting development
•
Commercial rights
to all oncology programs
•
Capital
into 2Q 2014
– Estimated YE 2013 cash and securities of ~$60M*
29 *4Q/YE 2012 financial results reported 2/13/13